2013 Annual Meeting

Welcome to the  2014 Annual Shareholders’ Meeting Karen W. Stanley Chairman of the Board

Agenda • Business Meeting • Introductions • Reading of the Minutes • Shareholder Voting • Presentations • Financial Results – Deborah Jordan • Strategic Update – Greg Dufour • Questions and Answers

Camden National Bank Board of Directors • Karen Stanley, Chair • Gregory Dufour, President/CEO • Ann Bresnahan • William Dubord • David Flanagan • John Holmes • James Markos, Jr. • Robert Merrill • John Rohman • Rosemary Weymouth

Camden National Corporation Board of Directors • Karen Stanley, Chair • Gregory Dufour, President/CEO • Ann Bresnahan • David Flanagan • Craig Gunderson • John Holmes • Catherine Longley • James Page, Ph.D. • John Rohman • Robin Sawyer, CPA

Acadia Trust Board of Directors • Gregory Dufour, Chair • Ann Bresnahan • Karen Stanley • Stephen Tall, President/CEO

Camden National Corporation Senior Management Team Gregory Dufour, President and CEO Joanne Campbell, EVP ‐ Risk Management Officer Carolyn Crosby, SVP ‐ Human Resources & Development Peter Greene, EVP ‐ Operations & Technology  Deborah Jordan, CPA, EVP ‐ Chief Financial Officer Timothy Nightingale, EVP ‐ Senior Lending Officer June Parent, EVP ‐ Senior Retail Banking Officer Stephen Tall, Acadia Trust President and CEO Susan Whalen, SVP – Director of Credit Administration

Meeting Minutes

Camden National Corporation Judges of Election Paul Gibbons Ann Bixler Orman Goodwin, Jr. Proxies Thomas Jackson Jeffrey Weymouth Alternates Parker Laite, Jr. Arthur Sprowl

• Proposal 1: Election of Directors • Craig S. Gunderson • John W. Holmes • John M. Rohman • Proposal 2: “Say On Pay” • Proposal 3: Ratification of Registered Public Accountant • Berry, Dunn, McNeil and Parker • Other Business, Matters, or Proposals Proposals

Submission of Proxy Votes

Financial Results for 2013 and  First Quarter 2014 Deborah Jordan Chief Financial Officer

Safe Harbor Statement The information presented may contain forward‐looking  statements within the meaning of the Private Securities  Litigation Reform Act of 1995.  These statements are based upon  current beliefs and expectations and are subject to significant  risks and uncertainties (some of which are beyond Camden  National Corporation’s control).  Actual results may differ  materially from the results discussed in these forward‐looking  statements.  Factors that could cause Camden National  Corporation’s results to differ materially can be found in the risk  factors set forth in Camden National Corporation’s Annual  Report on Form 10‐K for the year ended December 31, 2013, as  updated by Camden National Corporation’s Quarterly Reports  on Form 10‐Q and other filings with the SEC.

2013 Financial Highlights • Net income of $22.8 million and return on equity  of 9.74% • Improved credit quality • Repositioning markets/business lines • Full year of 14 new branches and expanded markets • Sale of 5 branches in Franklin County • Acadia Trust goodwill write‐down • Strong capital position

First Quarter 2014 Financial Results March 31,   2014 2013 Favorable  (Unfavorable) (in thousands, except per share) Revenue 24,095$      25,504$      (1,409)$          Expenses/Provision/Taxes (18,380)       (19,842)       1,462             Net Income 5,715$      5,662$      53$                Earnings per Share 0.75$         0.74$         0.01$             Return on Equity 9.97% 9.81% 0.16%

First Quarter 2014 Financial Results  Loan Growth and Mix 1,527 1,530 1,520 1,564 1,580 1,620 1,400 1,450 1,500 1,550 1,600 1,650 1,700 2009 2010 2011 2012 2013 1Q 2014 $   ( i n   m i l l i o n s ) Total Loans Outstanding Residential 35% Commercial  Real Estate 35% Business Loans 12% Home Equity/  Consumer 18% Loan Mix 3/31/14

First Quarter 2014 Financial Results Loan Charge‐offs to Average Loans Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion Source: SNL Financial 0.37% 0.28% 0.26% 0.24% 0.22% 0.10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2009 2010 2011 2012 2013 1Q 2014 CAC Proxy Peer BHCPR

First Quarter 2014 Financial Results Efficiency Ratio Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion Source: SNL Financial.  Utilized SNL’s calculation of Efficiency Ratio which may differ from Company’s reported ratio. 51.45% 53.41% 56.65% 58.42% 61.48% 59.37% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 2009 2010 2011 2012 2013 1Q 2014 CAC Proxy Peer BHCPR

First Quarter 2014 Financial Results Total Risk Based Capital Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion Source: SNL Financial 13.49% 15.05% 15.95% 15.56% 16.45% 15.89% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2009 2010 2011 2012 2013 1Q 2014 CAC Proxy Peer BHCPR Minimum  Capital Ratio  with Capital  Conservation  Buffer

Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast BHCPR Peer – Average of 344 bank holding companies with consolidated assets between $1 and $3 billion Source: SNL Financial First Quarter 2014 Financial Results Return on Average Equity 12.81% 12.42% 12.16% 10.31% 9.74% 9.97% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2009 2010 2011 2012 2013 1Q 2014 CAC Proxy Peer BHCPR

Gregory A. Dufour President and  Chief Executive Officer CEO Comments

Shareholder Return

• Earnings per share  compound annual  growth of 5.24%  over a 15‐year  period • Dividends per  share compound  annual growth of  4.56% over a 15‐ year period Shareholder Return Consistent Performance $1.38 $1.27 $1.69 $1.89 $2.11 $2.38 $2.53 $2.80 $2.93 $3.09 $2.00 $2.98 $3.23 $3.41 $3.05 $2.97 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Earnings Per Share $0.55 $0.60 $0.63 $0.64 $0.68 $0.72 $0.80 $1.30 $0.88 $0.96 $0.99 $1.00 $1.00 $1.50 $1.00 $1.08 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Dividends Per Share

Shareholder Return Tangible Book Value Growth Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast SNL U.S. Bank $1B‐$5B – Average of all major exchanges (NYSE, NYSE MKT, NASDAQ) banks in SNL's coverage universe with $1B to $5B in assets Source: SNL Financial $18.86  $20.91  $22.66  $23.68  $23.98  $24.38  $14.89  $19.37  $13.28  $15.92   $‐  $5.00  $10.00  $15.00  $20.00  $25.00  $30.00 2009 2010 2011 2012 2013 1Q 2014 CAC Proxy Peer SNL U.S. Banks $1‐$5B

Shareholder Return CAC Market Price Source: SNL Financial $30.00 $32.50 $35.00 $37.50 $40.00 $42.50 $45.00

Shareholder Return Total Return At 4/25/14 1 Year 3 Year 5 Year Camden National Corporation 24.76% 37.04% 73.63% Proxy Peer Group 10.34% 31.23% 86.17% Russell 2000 Index 21.01% 38.71% 150.92% SNL U.S. Bank $1B-$5B 29.27% 63.81% 66.92% Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast SNL U.S. Bank $1B‐$5B – Average of all major exchanges (NYSE, NYSE MKT, NASDAQ) banks in SNL's coverage universe with $1B to $5B in assets Source: SNL Financial

Strategic Outlook

Questions and Answers

Supplemental Information

Proxy Peer Group Arrow Financial Corporation ‐ NY Bar Harbor Bankshares ‐ME Berkshire Hills Bancorp, Inc. ‐MA Brookline Bancorp, Inc. ‐MA Canandaigua National Corporation ‐ NY Century Bancorp, Inc. ‐MA Enterprise Bancorp, Inc. ‐MA Financial Institutions, Inc. ‐ NY First Bancorp, Inc. ‐ME Hingham Institution for Savings ‐MA Independent Bank Corp. ‐MA Merchants Bancshares, Inc. ‐ VT Meridian Interstate Bancorp, Inc. (MHC) ‐MA Provident New York Bancorp ‐ NY Rockville Financial, Inc. (MHC) ‐ CT Tompkins Financial Corporation ‐ NY TrustCo Bank Corp NY ‐ NY United Financial Bancorp, Inc. ‐MA Washington Trust Bancorp, Inc. ‐ RI Westfield Financial, Inc. ‐MA